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                                                                     Exhibit 1.1

                             PS Business Parks, Inc.

                                  Common Stock
                           (par value $.01 per share)

                             _______________________

                             Underwriting Agreement
                             ----------------------

                                                                    May 30, 2002
Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Acquiport Two Corporation, a corporation organized under the laws of the State of Delaware (the "Selling Stockholder"), a stockholder of PS Business Parks, Inc., a California corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to Goldman, Sachs & Co. (the "Underwriter") an aggregate of 3,100,000 shares of common stock, par value $.01 per share ("Stock"), of the Company (the "Shares").

         1.     (a)   The Company and PS Business Parks, L.P., a limited
partnership under the laws of the State of California (the "Operating Partnership", and together with the Company, the "Primary Entities") jointly and severally represent and warrant to, and agree with, the Underwriter that:

                (i) Two registration statements on Form S-3 (File Nos. 333-50463 and 333-78627) (the "Initial Registration Statements") in respect of the Shares have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statements and any post-effective amendment thereto, each in the form heretofore delivered to the Underwriter, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus included in the latest registration statement, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statements or document incorporated by reference therein has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Underwriter); and no stop order suspending the effectiveness of the Initial Registration Statements, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statements or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statements and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statements at the time such part of the Initial Registration Statements became effective, each as amended at the time

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         such part of the Initial Registration Statements became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statements shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statements that is incorporated by reference in the Initial Registration Statements; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

               (ii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Prospectus as amended or supplemented;

               (iii) The Registration Statement and the Prospectus conform, and the Prospectus as amended or supplemented and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Prospectus as amended or supplemented;

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               (iv)    Neither of the Primary Entities nor any subsidiary of the
         Company has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

               (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries (the Company, the Operating Partnership, such subsidiaries or any entity through which either of the Primary Entities own a joint venture interest in any property being sometimes hereinafter collectively referred to as the "Transaction Entities" and individually as a "Transaction Entity"), or any property in which any Transaction Entity directly or indirectly owns an interest (a "Facility"); (B) no material casualty loss or condemnation or other adverse event with respect to any of the Facilities has occurred; (C) there have been no material transactions or acquisitions entered into by the Transaction Entities, other than those in the ordinary course of business; (D) none of the Transaction Entities has incurred any material obligation or liability, direct, contingent or otherwise; (E) there has been no change in the short-term debt or long-term debt of the Transaction Entities; (F) except for regular quarterly distributions in amounts per share described in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company, on any class of its capital shares; and (G) there has been no change in the capital stock of the Company or partnership interests in the Operating Partnership (the "Units");

               (vi) The Company has been duly organized and is validly existing as a corporation in good standing under and by virtue of the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (vii) The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under and by virtue of the laws of the State of California, with power and authority (partnership and other) to own its properties and conduct its business as described in the Prospectus. The Company is the sole general partner of the Operating Partnership. The Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement") is in full force and effect in the form in which it was incorporated by reference as an exhibit in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and the aggregate percentage interests of the general partner and the limited partners in the Operating Partnership are as set forth therein;

               (viii) Each of the Transaction Entities has been duly organized and is validly existing as a corporation, limited partnership or other legal entity, as the case may be, in good standing under and by virtue of the laws of its state of organization with the requisite power and authority to own its properties and conduct its business. All of the issued and outstanding capital stock, units of limited partnership or other equity interest, as the case may be, of each of the Transaction Entities is duly authorized, validly issued, fully paid and, in the case of capital stock, non-assessable, and has been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) and, except as disclosed

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          in the Prospectus, the capital stock, units of limited partnership or other equity interest, as the case may be, are owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock, units of limited partnership or other equity interest, as the case may be, of any of the Transaction Entities are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock, units of limited partnership or other equity interest, as the case may be, of any of the Transaction Entities and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock, units of limited partnership or other equity interest, as the case may be, or any other securities of such Transaction Entities, except as disclosed in the Prospectus;

               (ix) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except for Stock issuable upon the exercise of options granted under the Company's 1997 Stock Option and Incentive Plan (the "Option Plan"), upon exchange of interests in the Operating Partnership or as described in the Prospectus, no capital stock of the Company is reserved for any purpose, and, except for stock options and restricted stock units granted under the Option Plan since January 1, 2002, there are (A) no outstanding securities convertible into or exchangeable for any capital stock of the Company,
          (B) no options, rights or warrants to purchase or to subscribe for such capital stock or any other securities of the Company and (C) no outstanding preemptive rights, rights of first refusal or co-sale, registration or similar rights with respect to capital stock of the Company, which by their terms are applicable to the offering or sale of the Shares hereunder, which rights have not been waived pursuant to binding agreements in connection with the offering and sale of the Shares hereunder;

               (x) All the issued and outstanding Units have been duly authorized and are validly issued and fully paid and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except as described in the Prospectus, there are no outstanding securities convertible or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for Units;

               (xi) The shares of Stock and preferred stock issuable upon exchange of any of the outstanding Units are duly and validly authorized by all necessary action and such shares, when issued upon such exchange, will be duly and validly issued, fully paid and non-assessable, and the issuance of such shares upon such exchange will not be subject to preemptive or other similar rights; the shares of Stock and preferred stock so issuable conform in all material respects to all statements relating thereto contained in the Prospectus;

               (xii) The Transaction Entities have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Transaction Entities; and any real property and buildings held under lease by the Transaction Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and

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          do not interfere with the use made and proposed to be made of such property and buildings by the Transaction Entities;

               (xiii) The compliance by each of the Primary Entities with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Transaction Entities is a party or by which any of the Transaction Entities is bound or to which any of the property or assets of any of the Transaction Entities is subject, nor will such action result in any violation of the provisions of the articles of incorporation, by-laws, certificate of limited partnership, partnership agreement or other governing documents of any of the Transaction Entities or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Transaction Entities or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for sale of the Shares or the consummation by each of the Primary Entities of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws, or the listing requirements of the American Stock Exchange, in connection with the purchase and distribution of the Shares by the Underwriter;

               (xiv) None of the Transaction Entities is in violation of its articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership or other governing documents, as the case may be, and none of the Transaction Entities is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument or of any applicable law, rule, order, administrative regulation or administrative or court decree, to which such entity is a party or by which such entity or any of its properties may be bound;

               (xv) The statements set forth in the Prospectus under the caption "Description of Common Stock," insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Federal Income Tax Consequences," and under the caption "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

               (xvi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Transaction Entities is a party or of which any property of the Transaction Entities is the subject which, if determined adversely to the Transaction Entities, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and the other Transaction Entities; and, to the best of the knowledge of each of the Primary Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xvii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

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               (xviii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

               (xix) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, and PricewaterhouseCoopers LLP, whose report dated January 4, 2002 on the combined statement of certain revenues and certain operating expenses of Metro Park North for the year ended March 31, 2001 is incorporated by reference into the Registration Statement, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

               (xx) This Agreement has been duly and validly authorized, executed and delivered by each of the Primary Entities;

               (xxi) No labor dispute with employees of either of the Primary Entities exists or is imminent, and no Primary Entity is aware of any existing or imminent labor disturbance by the employees of any of the Transaction Entities' principal suppliers, manufacturers or contractors, which, in either case might be expected to result in a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities. No collective bargaining agreement exists with the employees of any of the Primary Entities, and to the best knowledge of either of the Primary Entities, no such agreement is imminent;

               (xxii) There are no contracts or documents of any Transaction Entity which are required to be filed as exhibits to the Registration Statement by the Act or which were required to be filed as exhibits to any of the documents incorporated by reference into the Registration Statement, which have not been so filed, or which are required to be incorporated by reference into the Prospectus which have not been so incorporated;

               (xxiii) At all times since its taxable year ended December 31, 1990, the Company has been, and upon the sale of the Shares the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code;

               (xxiv) Each of the Transaction Entities has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax assessment, fine or penalty that is being contested in good faith;

               (xxv) At all times since its formation, the Operating Partnership has been, and upon the sale of the Shares will continue to be, classified as a partnership for federal income tax purposes;

               (xxvi) None of the Transaction Entities is required to own or possess or to obtain the consent of any holder of any trademarks, service marks, trade names or copyrights not now lawfully owned or possessed in order to conduct the business proposed to be operated by the Transaction Entities;

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               (xxvii)  Each of the Transaction Entities possesses such
          certificates, authorizations or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, or proposed to be conducted by it, except for such certificates, authorizations and permits, the failure to obtain, maintain or possess which by any of the Transaction Entities would not result, singly or in the aggregate, in a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities, and none of the Transaction Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities;

               (xxviii) Except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement that have not been waived in connection with the offering and sale of the Shares pursuant to this Agreement;

               (xxix) The outstanding shares of Stock, the Company's Depositary Shares Each Representing 1/1000th of a share of 9 1/4% Cumulative Preferred Stock, Series A (the "Series A Stock"), the Company's Depositary Shares Each Representing 1/1000th of a share of 9 1/2% Cumulative Preferred Stock, Series D (the "Series D Stock"), and the Company's Depositary Shares Each Representing 1/1000th of a share of 8 3/4% Cumulative Preferred Stock, Series F (the "Series F Stock") are listed on the American Stock Exchange and the Shares have been listed on the American Stock Exchange;

               (xxx) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Stock or the Series A Stock, Series D Stock or Series F Stock under the Exchange Act or delisting the Stock or the Series A Stock, Series D Stock or Series F Stock from the American Stock Exchange, nor has the Company received any notification that the Commission or the American Stock Exchange is contemplating terminating any such registration or listing;

               (xxxi) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Stock to facilitate the sale or resale of the Shares in violation of the Act;

               (xxxii) (i) The Operating Partnership or one of the other Transaction Entities has good and marketable title (or, with respect to any Facilities located in Texas, good and indefeasible fee simple title, or such substantially equivalent quality of title as provided by the applicable title insurance policy) to each of the Facilities and all other items of real property (and improvements therein), in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those (A) referred to in the Registration Statement or described in any document incorporated into the Registration Statement by reference or (B) which are not material in amount; (ii) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Facilities and the assets of any Transaction Entity which are required to be disclosed in the Prospectus are disclosed therein; (iii) except as otherwise described in the Prospectus, neither Primary Entity is, and, to the best knowledge of each of the Primary Entities, no Transaction Entity is, in default under (A) any space or ground leases

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          (as lessor or lessee, as the case may be) relating to the Facilities, or (B) any of the mortgage or other security documents or other agreements encumbering or otherwise recorded against the Facilities, and no Primary Entity knows, after due inquiry, of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements; (iv) each of the Facilities complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Facilities); and (v) no Primary Entity has knowledge of, after due inquiry, any pending or threatened condemnation proceeding, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Facilities, except in each case for such matters as could not, individually or in the aggregate, result in a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities;

               (xxxiii) Each of the Facilities has property, title, casualty and liability insurance in favor of either the Company, the Operating Partnership, or one of the Transaction Entities with respect to the Facilities by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, provided, that with respect to certain Facilities, title insurance is held by Public Storage, Inc., a California corporation ("PSI"), or an affiliate of PSI under policies the benefits of which have been assigned to the Company or the Operating Partnership pursuant to a binding agreement, or PSI has indemnified the Company, the Operating Partnership or the respective Transaction Entity against material defects in title to the Facilities pursuant to a binding agreement; and none of the Company, the Operating Partnership, or the other Transaction Entities has any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their businesses at a cost that would not result in a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities, except as described in or contemplated by the Registration Statement and the Prospectus;

               (xxxiv) Except as disclosed in the Prospectus, and, except for activities, conditions, circumstances or matters that (1) do not cause a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities, or (2) as to which the Transaction Entities have been indemnified by PSI or another creditworthy entity: (i) the Company and the Operating Partnership are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (ii) none of the Transaction Entities has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Facility or any developed or undeveloped land held by a Transaction Entity ("Land"), and no condition exists on, in or under any Facility or Land that could result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below) under any Environmental Law; (iii) none of the Transaction Entities has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Facility or Land; (iv) none of the Transaction Entities has knowledge of, after due inquiry, or has received any written notice from any Governmental Authority (as defined below) or other person claiming any violation of any

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          Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment or in, under or from any Facility or Land; and (v) no Facility or Land is included or, to the knowledge of each of the Primary Entities, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation and Liability Information System database maintained by the EPA and neither of the Primary Entities has knowledge, after due inquiry, that any Facility or Land has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of each of the Primary Entities, after due inquiry, proposed for inclusion on any similar list of potentially contaminated sites pursuant to any other Environmental Law. As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant, hazardous material, or similarly designated materials including, without limitation, oil, petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is identified, regulated, prohibited or limited under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. (S) 172.101, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302) as the same may now or hereafter be amended; "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C.
          (S) 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. (S) 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. (S) 1251, et seq.), the Toxic Substances Control Act, as amended (29 U.S.C. (S) 2601 et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. (S) 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. (S) 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environment or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Facility, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, charge, assessment, judgment or other liability in, on or affecting such Facility; and "Release" shall mean any spilling, leaking, dumping, emanating or disposing of any Hazardous Substance in the Environment, including without limitation the abandonment or discard of barrels, containers or tanks (including without limitation underground storage tanks or other receptacles containing or previously containing any Hazardous Substance), or any release, emission, discharge or similar terms, as those terms are defined or used in any Environmental Law;

               (xxxv) To the best knowledge of each of the Primary Entities, none of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Facilities was employed for such purpose on a contingent basis or has any substantial interest in any Transaction Entity, and none of them nor any of their directors, officers or employees is connected with any Transaction Entity as a promoter, selling agent, director, officer or employee;

                (xxxvi) (i) The Company (A) has been subject to the requirements of Section 12 of the Exchange Act and has filed all materials required of it to be filed pursuant to Section 13 and 14 of the Exchange Act since prior to January 1, 1999; and (B) has filed in a timely manner all reports required of it to be filed with the Commission since January 1, 2001; (ii) none of the Transaction Entities has, since January 1, 2001 (A) failed to pay any dividend or sinking fund installment on preferred stock; or (B) defaulted (1) on any installment or installments on indebtedness or borrowed money, or (2) on any rental on one or more long-term leases, which defaults in the aggregate were material to the financial position of such Transaction Entities taken as a whole; (iii) the aggregate market value of the Stock held by non-affiliates (as defined in Rule 405 under the Act) is in excess of $150,000,000; and

                (xxxvii) Any certificate signed by any officer or authorized representative of any Primary Entity and delivered to the Underwriter or to counsel of the Underwriter shall be deemed a representation and warranty by such entity, as the case may be, to the Underwriter as to the matter covered thereby.

         (b) The Selling Stockholder represents and warrants to, and agrees with, the Underwriter and the Primary Entities that:

                (i) All consents, approvals, authorizations and orders of all courts, regulatory bodies, administrative agencies and other governmental bodies necessary for the execution and delivery by the Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws, or the listing requirements of the American Stock Exchange, in connection with the purchase and distribution of the Shares by the Underwriter; and the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;

                (ii) The sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

                (iii) The Selling Stockholder has, and immediately prior to the Time of Delivery (as defined in Section 4 hereof) the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the Shares and payment therefor pursuant hereto, good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriter;

                (iv) During the period beginning from the date hereof and continuing to and including the earlier of the date 90 days after the date of this Agreement and the date of any consent granted to permit any action otherwise prohibited by Section 5(e) of this Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, without the Underwriter's prior written consent;

                (v) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus as amended or supplemented or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished to the Company in writing by the Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus as amended or supplemented and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                (vii) In order to document the Underwriter's compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder will deliver to the Underwriter prior to or at the Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         2. Subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Stockholder, at a purchase price per share of $34.10, the Shares.

         3. Upon the authorization by the Underwriter of the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. (a) The Shares to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty-eight hours' prior notice to the Selling Stockholder shall be delivered by or on behalf of the Selling Stockholder to the Underwriter, through the facilities of the Depository Trust Company ("DTC"), for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholder to the Underwriter at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York time, on June 4, 2002 or such other time and date as the Underwriter and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Shares is herein called the "Time of Delivery."

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriter pursuant to Section 7(l) hereof, will be delivered at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.  The Company agrees with the Underwriter:

         (a) To prepare the Prospectus as amended and supplemented in relation to the Shares in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented prior to the Time of Delivery for the Shares which shall be disapproved by the Underwriter promptly after reasonable notice thereof; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus as amended or supplemented and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with written and electronic copies of the Prospectus as amended or supplemented in New York City in such quantities as the Underwriter may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus as amended or supplemented in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Underwriter and upon the Underwriter's request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus as amended or supplemented, upon the Underwriter's request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many written and electronic copies as the Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158);

         (e) During the period beginning from the date hereof and continuing to and including the earlier of the date 90 days after the date of this Agreement and the date of any consent granted to permit any action otherwise prohibited by
Section 1(b)(iv) of this Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, or (ii) Units issued by the Operating Partnership in connection with the acquisition of real estate assets), without the Underwriter's prior written consent;

         (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (g) During a period of three years from the date of this Agreement, to furnish to the Underwriter, to the extent not otherwise available on the Commission's EDGAR system or another similar document retrieval system of the Commission or on the Company's website, copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Underwriter, subject to the foregoing limitation, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Underwriter may from time to time reasonably request;

         (h) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

         (i) Upon request of the Underwriter, to furnish, or cause to be furnished, to the Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by the Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

         6. The Company and the Selling Stockholder covenant and agree with one another and with the Underwriter that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the American Stock Exchange;
(v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriter in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;
(vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) the Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of the Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for the Selling Stockholder and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriter hereunder. In connection with clause (b)(ii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholder shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 10 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.

         7. The obligations of the Underwriter hereunder, as to the Shares to be delivered at the Time of Delivery, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus as amended or supplemented in relation to the Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter's reasonable satisfaction;

         (b) Hale and Dorr LLP, counsel for the Underwriter, shall have furnished to the Underwriter such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (v) and (xviii) of subsection (c) below and paragraph (iii) of subsection (d) below as well as such other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as it may reasonably request to enable it to pass upon such matters; provided, that such counsel may rely, as to matters of California law, on the opinion of David Goldberg, counsel to the Company and the Operating Partnership;

         (c) David Goldberg, counsel for the Company and the Operating Partnership, shall have furnished to the Underwriter his written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

                (i) Each of the Company and the Operating Partnership has been duly incorporated and is validly existing (in the case of the Company, as a corporation) in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                (ii) All of the Company's ownership interest in the Operating Partnership is owned free and clear of any perfected security interest and, to such counsel's knowledge, after due inquiry, any other security interests, liens or encumbrances;

                (iii) The Company's authorized equity capitalization is as set forth in the Prospectus as amended or supplemented; the capital stock of the Company conforms to the description thereof contained in the Prospectus in all material respects; the outstanding shares of Stock (including the Shares being delivered at the Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus in all material respects;

                (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the

          Company or any other Transaction Entity is the subject which, if determined adversely to the Company or any other Transaction Entity, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (v) This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership;

               (vi) The compliance by the Company and the Operating Partnership with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any other Transaction Entity is a party or by which the Company or any other Transaction Entity is bound or to which any of the property or assets of the Company or any other Transaction Entity is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any other Transaction Entity or any of their properties;

               (vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company or the Operating Partnership of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter;

               (viii) Neither the Company nor any other Transaction Entity is in violation of its articles of incorporation, by-laws, certificate of partnership, partnership agreement or other governing documents, or, to the best of such counsel's knowledge, after due inquiry, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or lease or agreement or other instrument to which it is a party or by which it or any of its properties may be bound, except for any such default which, individually or in the aggregate, would not have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities;

               (ix) The Company and the Operating Partnership have all requisite power and authority, and, to the best of such counsel's knowledge, after due inquiry, all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted and as described in the Prospectus as amended or supplemented; and, to the best of such counsel's knowledge, after due inquiry, all such authorizations, approvals, licenses, certificates and permits are in full force and effect, except where the failure to be in full force and effect would not cause a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities, and the Company and the Operating Partnership are complying with all applicable laws, the violation of which could cause a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities;

               (x) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement, except as provided therein;

               (xi) Any required filing of the Prospectus, including any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened;

               (xii) To the best of such counsel's knowledge, after due inquiry, neither the Company nor the Operating Partnership is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or the Operating Partnership or of any decree of any court or governmental agency or body having jurisdiction over the Company or the Operating Partnership, the violation of which could cause a material adverse change in the financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities;

               (xiii) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown in all material respects;

               (xiv) The Company and the Operating Partnership own or have the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and, other than routine proceedings which if adversely determined would not materially affect the business of the Company and the Operating Partnership taken as a whole as described in the Prospectus, to the best of such counsel's knowledge, there is no claim to the contrary or any challenge by any other person to the rights of the Company and the Operating Partnership with respect to the foregoing;

               (xv) Except as described in the Prospectus, to the best of such counsel's knowledge, after due inquiry, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company, except for stock options and restricted stock units granted under the Option Plan since January 1, 2002;

               (xvi) Except as described in the Prospectus, to the best of such counsel's knowledge, after due inquiry, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Shares or the right to have any Stock or other securities of the Company included in the Registration

          Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Stock or other securities of the Company;

               (xvii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xviii) The Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

     (d) Hogan & Hartson, L.L.P., counsel for the Company, shall have furnished to the Underwriter its written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

               (i) The Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust ("REIT") under the Code for the taxable year ended December 31, 2001 and the Company's current organization and method of operation (as described in the Prospectus as amended or supplemented and the management representation letter) will enable the Company to continue to meet the requirements for qualification and taxation as a REIT;

               (ii) The statements in the Prospectus under the heading "Certain Federal Income Tax Considerations" and in the Company's Form 10-Q for the quarterly period ended March 31, 2002 under the heading "Item 2A - Risk Factors - We would incur adverse tax consequences if we fail to qualify as a REIT," read in conjunction with the statements in the Prospectus as amended or supplemented under the heading "Additional Federal Income Tax Consequences," to the extent they describe matters of federal income tax law or federal income tax legal conclusions, are correct in all material respects;

               (iii) The information in the Prospectus under the caption "Description of Common Stock," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by such counsel, and is correct in all material respects;

               (iv) The execution, delivery and performance as of the date of such opinion by the Company and the Operating Partnership of this Agreement, the consummation by the Company and the Operating Partnership of the transactions contemplated by this Agreement, and the compliance by the Company and the Operating Partnership with their obligations hereunder will not violate the Articles of Incorporation, By-laws of the Company or the Operating Partnership Agreement;

               (v) Except for the registration of the Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Shares by the Underwriter, no approval, authorization, decree, order or consent of, or registration or filing with, the Commission or any federal government agency is required to be obtained or made by the Company or the Operating Partnership under Applicable Federal Law (as such term is defined in such opinion) in connection with the execution, delivery and performance as of the Time of Delivery by the Company and the Operating Partnership of this Agreement and the consummation of the transactions contemplated hereby on the date hereof;

               (vi) The Company is not an "investment company," as such term is defined in the Investment Company Act;

               (vii) The Registration Statement and the Prospectus as amended or supplemented, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (except for the financial statements and supporting schedules and other financial information and data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements for registration statements on Form S-3 under the Act and the applicable rules and regulations thereunder; and

               (viii) Although such counsel did not participate in the preparation of the documents incorporated by reference in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, such counsel has reviewed such documents. While such counsel has not undertaken to determine independently, and does not assume any responsibility for, the accuracy, completeness, or fairness of the statements in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, such counsel may state on the basis of these conferences and such counsel's activities as counsel to the Company in connection with the Prospectus as amended or supplemented that no facts have come to such counsel's attention which cause such counsel to believe that the Registration Statement (including the documents incorporated by reference therein), at the time it became effective or at the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (including the documents incorporated by reference therein), as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus as amended or supplemented (including the documents incorporated by reference therein), as of the Time of Delivery, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that in making the
                                                -------- ----
          foregoing statements (which shall not constitute an opinion), such counsel is not expressing any views as to the financial statements and supporting schedules and other financial information and data included or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

     (e) Counsel for the Selling Stockholder shall have furnished to the Underwriter its written opinion with respect to the Selling Stockholder for whom it is acting as counsel (a draft of each such opinion is attached as Annex II(d) hereto), dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

               (i) This Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder; and the sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (A) result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (B) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Selling Stockholder, or (C) result in a violation of any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder, which would, as to clauses (A) and (C), have a material adverse effect upon the Selling Stockholder or interfere with the Selling Stockholder's ability to consummate the transactions contemplated by this Agreement;

               (ii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except for any consents, approvals, authorizations or orders as may be required under the Act or state securities or Blue Sky laws, or the listing requirements of the American Stock Exchange, in connection with the purchase and distribution of the Shares by the Underwriter; and

               (iii) Good and valid title to the Shares, free and clear of all liens, encumbrances or claims, has been transferred to the Underwriter (who counsel may assume purchased such Shares in good faith and without notice of any such lien, encumbrance or claim or any other adverse claim within the meaning of the New York Uniform Commercial
          Code).

     In rendering the opinion in paragraph (iii), such counsel may rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Shares sold by the Selling Stockholder, provided that such counsel shall state that it believes that both the Underwriter and it are justified in relying upon such certificate. Such opinion may contain such other qualifications and assumptions as are reasonably acceptable to counsel to the Underwriter;

     (f) On the date of this Agreement at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, and also at the Time of Delivery, Ernst & Young LLP shall have furnished to the Underwriter a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriter, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered as of the Time of Delivery is attached as Annex I(b) hereto);

     (g)(i) Neither the Company nor any other Transaction Entity shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented (exclusive of any amendment or supplement thereto filed with the Commission after the date of this Agreement), and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any other Transaction Entity or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the other Transaction Entities, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented (exclusive of any amendment or supplement thereto filed with the Commission after the date of this Agreement), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented

(exclusive of any amendment or supplement thereto filed with the Commission after the date of this Agreement);

         (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

         (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the American Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the American Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
(v) in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented (exclusive of any amendment or supplement thereto filed with the Commission after the date of this Agreement);

         (j) The Shares at the Time of Delivery shall have been duly listed on the American Stock Exchange;

         (k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

         (l) The Company and the Selling Stockholder shall have furnished or caused to be furnished to the Underwriter at the Time of Delivery certificates of officers of the Company and of the Selling Stockholder, respectively, satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of the Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as the Underwriter may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
(a) and (g) of this Section.

         8. (a) The Primary Entities, jointly and severally, will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Primary Entities shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein.

         (b) The Selling Stockholder will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein; and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein, provided, further, that the liability of the Selling Stockholder shall not exceed the product of the number of Shares sold by such Selling Stockholder and the price per Share to the Selling Stockholder as set forth in the Prospectus as amended or supplemented.

         (c) The Underwriter will indemnify and hold harmless the Primary Entities and the Selling Stockholder against any losses, claims, damages or liabilities to which the Primary Entities or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Primary Entities and the Selling Stockholder for any legal or other expenses reasonably incurred by the Primary Entities or the Selling

Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Notwithstanding anything to the contrary contained herein, an indemnifying party shall not be liable for the settlement of any claim or action effected without its prior written consent, which consent shall not be unreasonably withheld.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Primary Entities and the Selling Stockholder on the one hand and the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Primary Entities and the Selling Stockholder on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Primary Entities and the Selling Stockholder on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Primary Entities and the Selling Stockholder, as set forth in the table on the cover page of the Prospectus as amended or supplemented, bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Primary Entities or the Selling Stockholder on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Primary Entities, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this subsection (e), the Selling Stockholder shall not be required to contribute any amount in excess of the amount by which (i) the product of the number of Shares sold by the Selling Stockholder and the price per Share to the Selling Stockholder as set forth in the Prospectus as amended and supplemented exceeds
(ii) the amount of any damages which the Selling Stockholder has otherwise been required to pay under subsection (b) above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) The obligations of the Primary Entities and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Primary Entities and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company, the Operating Partnership or the Selling Stockholder within the meaning of the Act.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Primary Entities, the Selling Stockholder and the Underwriter, as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by the Underwriter or any controlling person of the Underwriter, or the Company, or the Operating Partnership or the Selling Stockholder, or any officer or director or controlling person of the Company, or any controlling person of the Operating Partnership or the Selling Stockholder, and shall survive delivery of and payment for the Shares.

         10. If for any reason any Shares are not delivered by or on behalf of the Selling Stockholder as provided herein, the Company will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall then be under no further liability to the Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to it at 85 Broad Street, New York, New York 10004,
Attention: Registration Department; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for the Selling Stockholder to Altheimer & Gray, 10 South Wacker Drive, Suite 4000, Chicago, Illinois 60606, Facsimile No. (312) 715-4987, Attention: John Lowe, Esq.; and if to the Primary Entities shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, the Operating Partnership and the Selling Stockholder and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company, the Operating Partnership, the Selling Stockholder or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         16. The Company and the Selling Stockholder are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriter imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Underwriter, the Company, the Operating Partnership and the Selling Stockholder.

                                Very truly yours,

                                PS Business Parks, Inc.

                                By: /s/ David Goldberg
                                    --------------------------------------------
                                    Name:  David Goldberg
                                    Title: Vice President

                                PS Business Parks, L.P.

                                By: PS Business Parks, Inc.

                                By: /s/ David Goldberg
                                    --------------------------------------------
                                    Name:  David Goldberg
                                    Title: Vice President

                                Acquiport Two Corporation

                                By: /s/ Roger E. Smith
                                    --------------------------------------------
                                    Name:  Roger E. Smith
                                    Title: Treasurer and Chief Financial Officer

Accepted as of the date hereof at
New York, New York

By: /s/ Goldman, Sachs & Co.
   ----------------------------------
   (Goldman, Sachs & Co.)

                                                                         ANNEX I

         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriter to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Underwriter;

               (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as amended or supplemented as indicated in their reports thereon copies of which have been separately furnished to the Underwriter; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus as amended or supplemented and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

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

               (v) They have compared the information in the Prospectus as amended or supplemented under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

               (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus as amended or supplemented, for them to be conformity with generally accepted accounting principles;

                     (B) any other unaudited income statement data and balance
               sheet items included in the Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                     (C) the unaudited financial statements which were not
               included in the Prospectus as amended or supplemented but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                     (D) any unaudited pro forma consolidated condensed
               financial statements included or incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                      (E) as of a specified date not more than five days prior
               to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

                      (F) for the period from the date of the latest financial
               statements included or incorporated by reference in the Prospectus as amended or supplemented to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriter, or any increases in any items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

               (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
         (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus as amended or supplemented (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriter or in documents incorporated by reference in the Prospectus as amended or supplemented specified by the Underwriter, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                       30